Exhibit 99.1

 Forward Looking Statement    Statements made in this presentation that look forward in time or that express management's beliefs, expectations, or hopes are  forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking  statements reflect the views of management at the time such statements are made. These statements include those regarding  CryoLife’s ability to become a leader in providing unique and differentiated technologies and solutions for patients with structural  heart disease that will improve clinical outcomes as well as reduce overall cost to the healthcare system; the ability of our product  portfolio to drive growth; the ability of the On-X acquisition to accelerate growth and expand gross margins; the expected growth  of the market for our aortic heart valves due to demographics and device adoption; our expectations that our 2016 revenue and  gross margins for BioGlue sales in France will improve from 2014 as a result of our move to a direct sales model in France; our  expectation that there will be additional upside for our product sales in France as we leverage direct sales of our full product  portfolio in France; our ability to expand our sales of BioGlue in Japan as a result of receiving in 2015 an expanded indication for  BioGlue for use in thoracic aneurysm, Bentall & LVAD procedures; our expectations regarding our ability to execute on our clinical  trial for BioGlue in China and the timeline for that clinical trial; our expectations regarding the ability of the On-X transaction to  enhance our growth profile, increase opportunities for cross selling, drive margin expansion, provide CryoLife with a new  addressable market opportunity of $220MM, generate highly attractive margins, facilitate increased adoption of On-X portfolio  penetration, enhance and leverage our existing direct sales organization, and strengthen our strategic focus on aortic and mitral  valve repair and replacement surgery; the ability of the INR indication for the On-X valve of 1.5 to 2.0, to be a significant  differentiator, distinct competitive advantage and catalyst for us to achieve market leadership in the mechanical heart valve  market; our belief that compelling clinical data regarding the On-X valve supports future growth; our belief regarding the ability to  increase physician familiarity with the On-X heart valve and increase the percent of hospitals stocking the On-X heart valve; our  belief in our ability to increase revenues through differenti ated products such as PhotoFix; our expectations regarding our ability to  execute on the PerClot clinical trial and our belief that we can obtain PMA approval for PerClot in the US by 2019; the anticipated  benefits for our business development program, including double digit CAGR in adjusted non-GAAP earnings from 2016 – 2020; and  our beliefs regarding our expectations for financial performance in 2016. These forward-looking statements are subject to a number  of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations.  These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form  10-K for the year ended December 31, 2014 and our subsequent filings with the SEC, including our Form 10-K for year ended  December 31, 2015. CryoLife does not undertake to update its forward-looking statements.

 CryoLife Vision Slide   Become a leader in providing unique and  differentiated technologies and solutions for patients  with structural heart disease that will improve clinical  outcomes as well as reduce the overall cost to the  healthcare system

Investment Rationale   Established Product Portfolio Driving Profitable Growth   On-X Acquisition Accelerates Growth and Margin Expansion   Highly Experienced Direct Sales Organization   Active Business Development Program   Proven Leadership

Recent Additions to Leadership Team   PAT MACKIN, Chairman, President & Chief Executive Officer    20 + Years Experience    Previous Companies: Medtronic, Genzyme, Deknatel/Snowden-Pencer    Education: B.S. United States Military Academy at West Point and M.B.A. Kellogg Graduate School of Management  at Northwestern University   JEAN HOLLOWAY, Senior Vice President, General Counsel & Corporate Secretary    30 + Years Experience    Previous Companies: C.R Bard, Medtronic, Boston Scientific, Guidant Corporation    Education: J.D./M.B.A. (cum laude) from the University of Chicago, and two undergraduate degrees from Yale University        BILL MATTHEWS, Senior Vice President, Operations, Quality and Regulatory    30 +Years Experience    Previous Companies: BioDevice Solutions, Fresenius Medical Care, Cardinal Health’s Viasys Healthcare, Beiersdorf AG    Education: Bachelor of Science in Chemistry from St. Peter’s University and Business Administration programs from  Rutgers University and Fairleigh Dickson University        JOHN DAVIS, Senior Vice President, Global Sales & Marketing    25 + Years Experience    Previous Companies: CorMatrix Cardiovascular, St. Jude, Medtronic    Education: Bachelor of Arts, English from Western Carolina University

CryoLife Products- Cryopreserved Tissue   15%   18%   38%   12%   10%   7%   BUSINESS MIX   Aortic valve   Pulmonary valve   Saphenous vein   Cardiac Patch   Femoral Vein/Artery   Other Vascular   Cryopreserved Tissue: Five-Year Tissue Revenue   Pulmonary valve   Aortic valve   Saphenous vein   Picture of  Cardiac Patch   Cardiac patch   REVENUE   PRODUCTS   2010   2011   2012   2013   2014   2015   Revenue   $59.7   $59.8   $63.6   $64.5   $62.8   $62.8   Cryopreserved Tissue: Five-Year Tissue Revenue 10

Note: Market procedures, share, size, and CAGR are approximate annual U.S. numbers  based on actual CryoLife data and market reports, including LSI, iData and IMS.  CryoValve® SG Pulmonary Valves   Pulmonary Valve Homografts   SynerGraft® decellularized technology  + Seven published papers with >2,000 patient years follow up  + 10 year actuarial freedom from explant = 93%1  + Over 28,000 pulmonary valves implanted since 19842       US Clinical Effectiveness1   1 CryoLife, Inc. Post-clearance Study (CSG801.002), data on file; 2. CryoLife, Inc. data on file   LifeNet  Health  34%   CryoLife  47%   Medtronic  28%   Stented and  Stentless  BPV  5%   US Pulmonary Valve Replacement Market:  2,300 procedures         Market Size = $24M    2% CAGR   88%   100%   100    80    60    40    20    0     0 2 4 6 8 10 12 14   68 59 33 22 19 12 3   100%   F r eedom  f r om  E x plant  (   % )    Time post-implant (years)  RVOT Procedure 12.5 y mean age   ROSS Procedure 28.4 y mean age   72 58 42 38 32 16 1   11

Society of Thoracic Surgeons recommendation1  Class I - Homograft replacement of the aortic root should be considered for patients with  extensive active endocarditic destruction of the aortic annulus. (Level of evidence B)  Class IIa - Homograft replacement of the aortic valve can be considered for patients with  endocarditis without annular destruction, especially when the potential for reinfection is  elevated. (Level of evidence B)  95% freedom from recurrent endocarditis at 10 years2,3  Growing market due to demographics and device adoption (TAVR)  LifeNet  Health  22%   CryoLife  31%   Stented  and  Stentless  BPVs  47%   1. Svensson LG, et al. Ann Thorac Surg 2013; 95:1491-1505; 2. Doty JR, et al. J Thorac Surg 1998; 115:371-380; 3 Sabik JF, et al. Ann Thorac Surg 2002; 74:650-659; 4. Byrne JG, et al. Ann Thorac Surg 2011;91:2012-2019; 5 Estimated number of  endocarditis cases based on figures from "Infective Endocarditis in the U.S., 1998-2009: A Nationwide Study" by Bor DH, et al. PLoS ONE, published 3/20/2013 and Cleveland Clinic estimates that ~30% of diagnosed infective endocarditis require surgery,  of those, the majority are aortic (vs mitral or pulmonary) valve.”        US Incidence of Endocarditis4   US Aortic Valve Replacement due to    Endocarditis Market5: 3,200 procedures         Market Size = $22.5M    9% CAGR   Note: Market procedures, share, size, and CAGR are approximate annual U.S. numbers based on actual CryoLife data, clinical publications, and market reports, including LSI, iData and IMS.   CryoValve® Aortic Heart Valves  1994 ’95 ’96 ’97 ’98 ’99 2000 ’01 ’02 ’03 ’04 ’05  ’06   700    600    500    400    300    200    100    0     C as  e V  olum  e      Year   BIO

REVENUE   BioGlue Indications   2010   2011   2012   2013   2014   2015   Revenue   $47.3   $49.3   $53.0   $57.6   $61.7   $59.0   13

Global Expansion- Direct in France   • No revenue from France January-September 2015 as distributor sold off inventory  • June 22nd announced agreement with French distributor to take business direct on  October 1st, 2015  • 2014 revenue of BioGlue and PerClot was $3 million  • Expect 2016 revenue and gross margin will improve from 2014 as we sell directly to  hospital customers  • Additional upside as we leverage direct sales of the full product portfolio    Direct in France

Indication Expansion- Japan BioGlue   • Current indication only for aortic dissection (5,500 procedures)  • Expanded approval for thoracic aneurysm, Bentall & LVAD (5,500  procedures)  • Doubles existing market from $5 million to $10 million  • PMDA approval July 2015  • MHLW reimbursement September 2015

Global Expansion- BioGlue China   • Significant market opportunity: >40,000 aortic surgeries  • Estimated Timeline  – Clinical trial design developed in 2015  – Standards testing completed, clinical trial approval by CFDA,  and Ethics Committee submissions/approvals in 2016  – Enroll trial and collect follow-up in 2017 (3 month follow-up)  – 1 year CFDA approval in 2018

On-X Mitral Valve   2010   2011   2012   2013   2014   2015   Revenue   $20.4   $23.1   $25.3   $29.0   $33.1   $33.3      CryoLife Products - On-X Valves   REVENUE   BUSINESS MIX  PRODUCTS  13%   6%   4%   77%   AAP   OEM   Other   Valves   On-X Aortic Valve   On-X Ascending Aortic  Prosthesis (AAP)  OEM  17

CryoLife® Life Restoring Technologies® + On-X life technologies, inc.™

Transformational acquisition that enhances our growth profile, increases opportunities for cross-selling and drives margin expansion

- Provides CryoLife with new addressable market opportunity of ~$220MM
- Acquired products generate highly attractive margins
- Facilitates increased adoption of On-X portfolio penetration
- Enhances and leverages existing CryoLife direct sales organization
- Strengthens our strategic focus on aortic and mitral valve repair and replacement surgery

The combination of On-X best-in-class mechanical valve technology supported by extensive clinical data are key growth drivers

On-X has the only FDA approved mechanical aortic valve labeled for an INR of just 1.5 to 2.0, substantially reducing a patient's bleeding risk - a significant differentiator and distinct competitive advantage

18

Worldwide Mechanical Valve Market   $000’S    300    275    250    225    200    175    150    125    100    75    50    25     0   2014    2015    2016    2017    2018    2019    2020    US    82    79    77    75    74    73    71    ROW    139    141    143    146    150    154    160    Total    221    220    220    221    224    227    231    Source: Millennium Research Group

Best-in-Class Mechanical Valve Technology   TRADITIONAL MECHANICAL  VALVE FLOW   ON-X    VALVE FLOW   ON-X  VALVE   Aortic Valve Flow Comparison   Cuff   Two point  leaflet contact  90°  opening  angle   On-X® Carbon   Optimal  length   Actuated    pivot (hinge)   Leaflet   Orifice   Inlet flare

Best-in-Class Mechanical Valve Technology        ON-X VALVE    Silicon-free On-X® carbon   MARKET-LEADING COMPETITOR   Microstructure Comparison     Steady Growth With Modest Sales Support      % US MECHANICAL VALVE MARKET SHARE  St. Jude  Sorin (LivaNova)   Medtronic   On-X   5     2     6     11  18 18  11   20 20    19   18    18   14   16   76   70  64  60  53  47  42    40   2003   2006   2009   2012   2014   80  50  30   20   10   0     17   Source: Millennium Research Group   The Power of On-X Technology

Surgeon Prioritized Criteria for Selecting Valves



Implant longevity/durability
4.4
Low Risk of Post Operative Complication
4.2
Manufacturer has a good track record
4.0
Implant has a favorable thrombogenic profile
4.0
Low incidence of pannus ingrowth
4.0
Implant will minimally disrupt patient lifestyle
3.7

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Late Outcomes with Tissue Valves Vary by Age   Patients <65 years old start to receive explants at year 7 and 70% are explanted by year 12     Significant Recent Developments   PROACT trial results and recent FDA approval of 1.5 to 2.0 INR are catalysts for  On-X valve to achieve market leadership

425   Aortic Valve    Replacement    (AVR)    Patients Enrolled   375  Patients  2.0-3.0 INR    81mg Aspirin/day   185 High Risk    AVR Patients    1.5-2.0 INR    81 mg Aspirin/day   190 Control    AVR Patients    2.0-3.0 INR    81 mg Aspirin/day   50 Patients    Excluded   3 Month Randomized   Source: PMA P000037 supplement 30, approval date April 01, 2015     Clinical Data Supports Future Growth   Bleeding  TE   70   60         50         40         30         20   10   0      INR 1.0-<1.5   1.5-<2.0    On-X    Optimal  Range   2.0-<2.5 2.5-<3.0    Traditional  Mechanical  Optimal Range   3.0-<3.5  3.5-<4.0 4.0-<4.5   4.5-<5.0   EVENT %   RATE   to mechanical    INR Versus Event Rate   Source: Puskas et al., J Thorac Cardiovasc Surg 2014;147:1202-11   Data shows an opportunity to switch future patients from tissue   Clinical Data Supports Future Growth   On-X has the only FDA approved mechanical aortic valve requiring an INR of just 1.5 to 2.0, substantially  reducing a patient’s bleeding risk — a significant differentiator and distinct competitive advantage   Source: PMA P000037 supplement 30, approval date April 01, 2015

Surgeon Question   Do you think the PROACT results showing 65%  reduction in bleeding are compelling enough to get  surgeons to change from their current mechanical valve  to On-X?   83% Responded Yes N=35

Surgeon Question   Do you think this is a real is a real issue?    54% Answered Yes N=39   The FDA said the findings, in studies published online  Monday by the New England Journal of Medicine, “have  raised important questions about bioprosthetic aortic valves.”  Evidence suggests minuscule clots on the valves “may cause  restricted motion,” the agency said in a safety advisory. - WSJ  October 5, 2015

Surgeon Prioritized Criteria for Selecting Valve   4.4  4.2  4.0  4.0  4.0  3.7  12 years vs. >30 years  BV MV   Implant  longevity/durability    Low Risk of Post  Operative Complication    Manufacturer has a  good track record    Implant has a favorable  thrombogenic profile    Low incidence of  pannus ingrowth    Implant will minimally  disrupt patient lifestyle

Surgeon Question   Do the previously shown results of the Meta analysis  prioritized by physician attributes ranking change the current  paradigm in favor of On-X vs. tissue valves in patients <65?   56% Answered Yes N=39

Familiarity With Replacement Valve Manufacturers

Unaided Awareness
Total 120 | Base: all cardiac surgeons



73%
70%
35%
29%
St. Jude
Medtronic
Sorin (LivaNova)
On-X

Q11,12: Please list all of the aortic valve replacement manufacturers you are aware of.
Please rate how familiar you are with the following aortic valve replacement manufacturers.
Survey conducted April 2015
Base: All cardiac surgeons

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Percentage of Hospitals Stocking Each Manufacturer

Mechanical Aortic Replacement Valves
Total 120 | Base: all cardiac surgeons


92%
61%
44%
30%
St. Jude
Medtronic
On-X
Sorin (LivaNova)

Q13: Does your hospital stock this manufacturer's aortic replacement valve?
Survey conducted April 2015
Base: All cardiac surgeons

35

 Broadened Direct Sales  and Global Distribution   Combination will create critical mass in global distribution channels with  significant opportunities for cross-selling   2015 2016         17 Reps >50 Reps   17 Reps   2015 2018         23 Reps >30 Reps   0 Reps   EU DIRECT SALES FORCE   U.S. DIRECT SALES FORCE

New Products

PhotoFix™ Decellularized Bovine Pericardium



Novel photofixation process promotes crosslinking of internal collagen structure

Only truly glutaradehyde-free bovine pericardial patch

Handling characteristics similar to autologous pericardium



Probability of reoperation-free survival
100%
80%
60%
40%
20%
0%
fresh autologous pericardium
Photofix pericardium
Bovine pericardium
log-rank, P = 0.22
0
2
4
6
8
10
12
14
16
18
20
Follow-up (years)
Patients at risk
Fresh autologous 53 51 49 47 45 44 44 41 31 23 1
Glutaraldehyde-fixed 9 7 7 4 3 2 0
Photofix 16 16 13 13 13 8 1 0

US Patch Market:

19,500 procedures

Market Size = $18M

11% CAGR



CryoLife 9%
CorMatrix Cardiovascular 33%
Edwards Lifesciences 12%
St. Jude Medical 8%
Baxter BioSurgery 38%

Clinical Effectiveness[1]

1. Kalangos *et al.*, W Journal for Ped and Congen Heart Surgery (2013)

Note: Market procedures, share, size, and CAGR are approximate annual U.S. numbers based on actual CryoLife data and market reports, including LSI, iData and IMS.

37

Enhanced Cross-selling Opportunities   Combination will create critical mass in global distribution channels with  significant opportunities for cross-selling   On-X    Aortic Valve   On-X    Mitral Valve   On-X  Chord-X  On-X AAP   Aortic  Homograft   Pulmonary  Homograft   BioGlue   PhotoFix

Strategic Focus on Aortic  and Mitral Valve Surgery   Aortic  Homograft   BioGlue  PhotoFix   On-X    Aortic  Valve   On-X    Chord-X   On-X    Mitral  Valve   On-X  AAP   Combination of CryoLife and On-X creates a highly differentiated product portfolio with a  strategic focus on aortic and mitral valve repair and replacement surgery   Pulmonary  Homograft

Indication Expansion   • Adjunct hemostatic device to control capillary, venular, and  arteriolar bleeding  • Methods  + Prospective, multicenter, randomized, controlled vs. Bard Arista™  + Non-inferior hemostasis at 7 minutes  + Bleeding assessed using an objective, validated model  + 324 eligible subjects across 15 centers  • Cardiac, General, and Urological  • 108 patients per arm  • 3 month follow-up for most procedures       • Goal is to complete enrollment in 2016 or 2017 and FDA approval in  2019    PerClot® US IDE Trial   Bruckner B. and Loebe M. (2012)

 Active Business Development Program   . Physician preference products  . Higher growth rate than CRY  . Higher margin than CRY  . Competitive advantage in market  . Synergistic to CRY

Anticipated Financial Benefits   • Acceleration of revenue growth through acquired products, channel  expansion and cross-selling opportunities  • On-X product portfolio revenues projected to grow at double digit  CAGR from 2016 – 2020  • Gross margin expansion  • Double digit CAGR in adjusted non-GAAP earnings from  2016 – 2020  • Future opportunities to invest in the operations of the business

2016 Guidance Summary   February 15, 2016    Total Revenues    $178M- $180M    Mid-single digits % pro-forma increase over 2015    Product revenues    Mid-single digits % pro-forma increase over 2015    Tissue processing revenues    Mid-single digit s % increase over 2015    Gross margins    Approximately 63%    R&D expenses    $13.0M - $15.0M    Non-GAAP adjusted income per  common share    $0.29 - $0.32